EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information, in interactive data format, for Class A shares, Class C shares and Institutional Class shares of each series of Rydex Series Funds (with the exception of the Commodities Strategy Fund, Dow Jones Industrial Average Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund).